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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  June 12, 2003
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                        (Date of earliest event reported)


                            First Essex Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                                 0-16143                      04-2943217
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(State or other jurisdiction    (Commission File Number)           (IRS Employer
of incorporation)                                            Identification No.)


 71 Main Street, Andover, Massachusetts                                 01810
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(Address of principal executive offices)                              (Zip Code)


                                 (978) 681-7500
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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   (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On June 13, 2003, Sovereign Bancorp, Inc. ("Sovereign") and First Essex Bancorp, Inc. ("First Essex") announced that they had entered into an Agreement and Plan of Merger, dated as of June 12, 2003 (the "Agreement"), which sets forth the terms and conditions pursuant to which First Essex will be merged with and into Sovereign (the "Merger"). Under the terms of the Agreement, stockholders of First Essex will be entitled to receive either $48.00 in cash or
2.9250 shares of Sovereign common stock for each share of First Essex common stock that they hold. First Essex stockholders may elect to receive all cash, all stock, or a combination of stock and cash, subject to election and allocation procedures which are intended to ensure that, in the aggregate, 50% of the First Essex shares of common stock will be exchanged for Sovereign common stock and 50% will be exchanged for cash, except in certain circumstances.

     Completion of the Merger is subject to a number of customary conditions, including, but not limited to (i) approval of the Agreement by the stockholders of First Essex and (ii) receipt of required regulatory approvals of the Merger.

     For additional information, reference is made to the Agreement dated June 12, 2003, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and the press release dated June 13, 2003, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          99.1 Agreement and Plan of Merger, dated as of June 12, 2003, among Sovereign Bancorp, Inc., Sovereign Merger Sub, Inc. and First Essex Bancorp, Inc.

          99.2 Press Release, dated June 13, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         First Essex Bancorp, Inc.


Date:  June 18, 2003                     By: /s/ William F. Burke
                                             -----------------------------------
                                             William F. Burke
                                             Executive Vice President and
                                             Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number

       99.1 Agreement and Plan of Merger, dated as of June 12, 2003, among Sovereign Bancorp, Inc., Sovereign Merger Sub, Inc. and First Essex Bancorp, Inc.

       99.2       Press Release dated June 13, 2003.

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